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Exhibit 10.36

Ref. GLUSMAN/MATAM/SM/07/03/98
[TRANSLATED FROM THE HEBREW]

AGREEMENT

Made and signed in Haifa this                             day of                                                           1997

Between:	Matam—Science Industries Centre Haifa Ltd Pc 51-068740-3 (hereinafter referred to as "the Company")
of the one part
And:	Zoran Micro-Electronics Ltd PC 51-094944-9 (hereinafter referred to as "the Tenant")
of the other part
Whereas
the Company is the exclusive possessor of and owner of the rights in land situated in the Haifa Science Industries Centre (hereinafter referred to as "the Centre") which constitutes part of parcels 7 and 8 in block 10730 (hereinafter referred to as "the plot");
And Whereas	the Company has erected a building on the plot which is known as building 30 (hereinafter referred to as "the building");
And Whereas
the building's construction was completed after 20th August 1968 and the tenants' protection laws, including the Tenant's Protection Law (Consolidated Version), 1932-1972 does not apply to the premises;
And Whereas	the Tenant warrants that it is an "approved enterprise" within the meaning thereof in the law and that it wishes to rent the premises as defined below in order to establish its plant as defined below;
And Whereas
the Company wishes to let to the Tenant and the Tenant wishes to rent from the Company on an unprotected tenancy an area in the building as specified in the technical specification and plans annexed hereto as appendices "A" and "B" respectively and constituting an integral part hereof;

Accordingly, it is warranted and agreed between the parties as follows:

1.
Recitals and Appendices

(a)
The recitals and appendices hereto constitute an integral part hereof.

(b)
The clause headings have been introduced for reading convenience only, they do not constitute a part of this agreement and should not be used for the purposes of interpretation.

2.
Interpretation

Without derogating from the other definitions appearing herein, the following expressions shall be interpreted as follows:

"The building"—the building known as building 30 in which the premises are situated;

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"The premises"—an area of approx. 1,646 square metres comprising an area of approx. 1,342 square metres on the fifth floor of the building and an area of approx. 304 square metres on the ground floor of the building, all as marked in the colour red on the drawing annexed hereto as appendix "B/1" and constituting an integral part hereof.

It is hereby expressed that the aforementioned area includes the Tenant's proportional part of the building's common area as marked with diagonal lines in the colour blue on the drawing appendix "B/1", and that this area is not included in the area in which the Tenant is being granted, during the tenancy term as defined below, a right of possession, but only a use right [sic];

"The tenancy term"—the terms defined in clause 5 below, including a tenancy term that has been curtailed (if curtailed) as a result of any provision hereof and/or as a result of the provision of any law, and any additional tenancy term (if the tenancy term is extended);

"The plant"—the Tenant's business, which is the planning, development and manufacture of electronic components and products;

"Delivery"—placing the premises at the Tenant's disposal for the purpose of commencing the tenancy term;

"Common area" means as defined in the Land Law, 5729-1969, including the roof, the entrance area and its surroundings, the staircases and lobby elevators, the corridors, piping shafts, machine rooms and various conveniences, as marked in the colour blue on the drawing annexed hereto as appendix "B/2".

3.
The Nature of The Transaction

The Company is hereby letting the premises to the Tenant and the Tenant is hereby renting the premises from the Company, for the consideration and on the terms and conditions specified hereinbelow.

4.
The Construction and Acceptance of The Premises

(a)
The premises are being constructed in a size and form pursuant to the annexed technical specification and plans and the finish plan which shall be annexed hereto (appendices "A", "B", "C" and "C/1" hereto), and all on the terms and conditions and in the manner described herein.

(b)
The Tenant hereby confirms that the technical specification and plans of building no. 30 have been furnished to it and that they are suitable and appropriate for its needs and the object of the tenancy pursuant hereto.

(c)
Without prejudice to the provisions of sub-clauses (a) and (b) above, it is agreed and warranted between the parties that the interior finish works on the area of the premises situated on the fifth floor of the building were planned and executed by the Company in accordance with a principal plan which was submitted to the Company by Powerspectrum Technology Ltd and IBM Israel Science & Technology Ltd. The interior finish plan relating to the area of the premises situated on the fifth floor of the building is annexed hereto as appendix "C".

It is hereby agreed that the Tenant may, from 15th May 1996 and thenceforth, execute at its expense alterations and/or additions in the area of the premises situated on the fifth floor of the building, provided that it has received the Company's prior written approval for any addition and/or alteration as aforesaid.

It is further agreed and warranted by the parties that the interior finish works on the area of the premises situated on the ground floor of the building shall be planned and executed by

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    the Company in accordance with an interior finish plan that shall be submitted by the Tenant and approved by Powerspectrum Technology Ltd (hereinafter referred to as "PST").

  It is hereby expressed that PST's approval of the aforementioned interior finish plan is one of the terms and conditions for obtaining the Company's approval of the interior finish plan. The interior finish plan approved by PST shall be submitted by the Tenant for the Company's approval within ten days of the execution hereof.

  The Company warrants that pursuant to an agreement executed between it and PST, it has been agreed that in the absence of a written response to the interior finish plan from PST within 14 days of the date on which it is conveyed to it, the plan shall be deemed to have been approved by PST.

  After its approval by the Company, the finish plan in respect of the area of the premises situated on the ground floor of the building shall be annexed hereto as appendix "C/1" and shall constitute an integral part hereof. The Company shall convey the approved finish plan to the Tenant together with an engineering appraisal of the cost of executing the final works pursuant to the finish plan, which shall be annexed hereto as appendix "C/2". If after the execution of the final works it emerges that there was a quantitative or qualitative deviation in comparison with the technical specification (appendix "A"), the Tenant shall pay the Company the actual cost of the deviation as provided in clause 7(e) below, provided that in the event of a deviation from the engineering appraisal of more than 5%, the Tenant's prior written approval of such deviation is obtained (in respect of the part exceeding a 5% deviation). For the avoidance of doubt, the Tenant's prior consent is not required for a deviation of up to 5% inclusive, and such shall be paid by the Tenant at the Company's request.

(d)
(1)
Prior to the delivery date, as defined in clause 5(a) below, of the area of the premises situated on the fifth floor of the building and the area of the premises situated on the ground floor of the building, as the case may be, an inspection of the premises shall be carried out by representatives of the Company and the Tenant who shall inspect the premises and confirm to the parties that they are ready for delivery in accordance with appendices "A", "B", "C" and "C/1".

If repairs are necessary in order to adapt the premises to the aforegoing, and such repairs are not such as to prevent the Tenant from making reasonable use of the premises, the Company shall execute them within 60 days, without such derogating from any liability of the Tenant pursuant hereto. In the event that the aforementioned repairs prevent the possibility of reasonable use of the premises, the delivery date shall be postponed until execution of the repairs preventing reasonable use as aforesaid has been completed.

(2)
On the delivery date of the area of the premises situated on the fifth floor of the building and on the delivery date of the area of the premises situated on the ground floor of the building, as the case may be, representatives of the Company and the Tenant shall draw up delivery minutes which shall be annexed hereto as appendices "D/1" and "D/2" and constitute an integral part hereof. Signature of the minutes shall constitute the Tenant's confirmation that the Company has completed all its obligations in respect of the premises pursuant to appendices "A", "B", "C" and "C/1", and that it does not and shall not have any complaints in respect of the premises, save for complaints specified by the Tenant in the body of the minutes (hereinafter referred to as "the delivery minutes"). The abstention of either of the parties from participating in the drawing up of the minutes shall not constitute a cause for non-acceptance of the premises and/or any part thereof and/or for non-performance of the obligations of either of the parties pursuant hereto.

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(e)
It is agreed and warranted that all the above provisions of this clause regarding delivery dates shall not apply in the case of force majeure, such as war, calamity, general strikes and lock-outs in Israel in the building industry, a closure of the territories—if and for so long as such a closure is recognised by the Government of Israel in its contracts with the Israeli Association of Contractors and Builders as force majeure, a natural disaster which cannot be anticipated, acts and/or instructions and/or orders and/or a postponement in respect of omissions on the part of competent authorities and the like. It is hereby expressed that the duration of the postponement of the delivery date as a result of an incident of force majeure shall be equal to the period of time during which such incident actually prevents the Company from performing its obligations pursuant hereto.

5.
Delivery of Possession of the Premises and the Tenancy Term

(a)
The planned delivery date of the area of the premises situated on the fifth floor of the building is 31st May 1996; however, it is hereby expressed and the parties agree that the tenancy term for the area of the premises situated on the fifth floor of the building shall commence on the actual delivery date of the area, written notice whereof shall be sent to the Tenant seven days in advance (hereinafter referred to as "the delivery date of the area of the premises situated on the fifth floor") and shall end on 15th May 1999 or on the date of delivering alternative premises in a new building that shall be constructed in Matam, whichever is the later, but in any event no later than 15th May 2003 (hereinafter referred to as "the tenancy term for the area of the premises situated on the fifth floor").

The tenancy term for the area of the premises situated on the ground floor of the building shall commence within three months of receipt of the interior finish plans approved by the Company (as provided in clause 4(c) above) and shall terminate at the end of the tenancy term for the area of the premises situated on the fifth floor of the building.

Written notice of the actual delivery date of the area of the premises situated on the ground floor of the building shall be sent to the Tenant seven days in advance (hereinafter referred to as "the delivery date of the area of the premises situated on the ground floor").

(b)
Notwithstanding the provisions of sub-clause (a) above, it is hereby agreed between the parties that the Company may postpone the delivery date of the area of the premises situated on the fifth floor and/or the ground floor for a further 30 days, and such being on 30 days' prior notice to the Tenant.

(c)
Commencing from the delivery date of the area of the premises situated on the fifth floor of the building or the area of the premises situated on the ground floor of the building, as the case may be, the Tenant shall bear all the liabilities and obligations deriving herefrom, including its liability for any damage occasioned by an act of the Tenant or anyone acting on its behalf, and the tenancy term shall commence on the aforementioned date for all intents and purposes, whether or not the Tenant appears on such date to accept possession of the premises.

It is hereby expressed that the delivery date of the premises or any part thereof pursuant to this clause and the commencement of the tenancy term shall not be altered or affected by any postponement in the premises' actual delivery deriving from the execution of additions and alterations to the area of the premises situated on the fifth floor at the Tenant's request as provided in clause 4(c) above.

6.
Parking Areas

(a)
The Tenant and/or its employees and/or invitees may randomly use, without payment, the parking places at the Centre, so long as and to the degree that such have not been and are

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    not in future designated by the Company in its exclusive consideration for the sole use of any third party.

  (b)
  The provisions of sub-clause (a) above shall not be considered as imposing any obligation on the Company to make any parking places available to the Tenant and/or its employees and/or invitees in addition to the Tenant's parking places, and the Tenant shall not have any claims vis-a-vis the Company in the event that it is not possible for it to use any parking places over and beyond the Tenant's quota of parking places.

  (c)
  The Company undertakes to prepare one parking place in addition to the parking places presently existing at Matam for every 80 square metres of the premises. Of the parking places prepared as aforesaid, the Company shall allot the Tenant 10 designated parking places at a range of 150 metres from the building. The Company shall be entitled to alter the location of the aforementioned parking places and to allot the Tenant other parking places, on the same terms and conditions, in its discretion.

7.
The Rent

(a)
Without derogating from the provisions of clause 5 above regarding the premises' delivery date, it is hereby agreed that in consideration for the premises' rental the Tenant shall, commencing from 1st July 1996 and thenceforth, pay the Company monthly rent in respect of the premises in an amount in shekels equal to US$12.74 (twelve US dollars and seventy four cents) per each square metre of the premises (hereinafter referred to as "the rent"), together with due VAT.

Without derogating from the provisions hereof and for the clarification of matters, the parties hereby warrant that in accordance with the agreement executed between them regarding the rental of an area in the building known as building 8/1 in the Centre, the Tenant shall pay the Company rent and the other payments (as prescribed in the agreement executed between the parties regarding the premises in building 8/1) in respect of the premises in building 8/1, and such being until 30th June 1996 inclusive.

(b)
The rent vests with the Tenant with the right to make reasonable use of the Centre's existing infrastructure, including: roads, pavements, gardening, lighting, signposting, parking (subject to the provisions of clause 6 above), fences, sewerage lines and water lines. The Tenant's employees and all its successors and assigns shall be entitled to enter the area of the Centre and/or the premises without payment.

(c)
The rent shall be paid on the 1st of every month for the current month, against a due tax invoice which the Company shall furnish to the Tenant. The said rent shall be linked as follows:

(1)
until the end of the tenancy term, the monthly rent for the rental of the first 1,330 square metres of the area of the premises shall be linked to the representative rate of the dollar known on the date of payment, together with linkage to the CPI index;

(2)
the monthly rent for the balance of the area of the premises, i.e. 316 square metres, shall, for the duration of the tenancy term, be linked to the Consumer Price Index in Israel, with the base rate of exchange of the dollar being NIS 3.11 per US$1.

(d)
The index linkage shall be computed as follows:

(1)
If on any date on which the rent (or any part thereof) is actually paid it transpires that the new index (as defined below) on the date of effecting the said payment is different from the base index (as defined below), the Tenant shall effect the said payment to the

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      Company with it being altered pro rata to the rate of the change in the new index vis-a-vis the base index, i.e. multiplied by the new index and divided by the base index.

    (2)
    "The base index" means the American CPI index for February 1996 as published on 15th March 1996 or the Consumer Price Index for February 1996 (131.7 points, as the case may be, in accordance with the provisions of sub-clauses (c)(1) and (c)(2).

    (3)
    "The new index" means the American CPI index or the Consumer Price Index, as the case may be, last known at the time of actually effecting any payment of the rent or part thereof.

  (e)
  It is hereby agreed between the parties that:

  (1)
  in the period between 1st July 1996 and 31st December 1996 (i.e. a period of six calendar months), and in this period alone, the Tenant shall be given a discount on the rent prescribed in clause 7(a) in an amount of US$1.41 (one dollar and forty one cents) for each square metre of the premises.

  In addition to the discount mentioned in this sub-clause (e), the Tenant shall be given an additional monthly discount on the rent in an amount in shekels equal to US$7,500 (seven thousand five hundred US dollars) for each month, and such being in the period between 1st July 1996 and until the end of December 1996, and in this period alone.

  The value of the discount in shekels shall be computed pursuant to the representative rate of the dollar on the date of setting off the discount from the rent.

  The said discounts shall be given by setting off the amount of the discount from the rent which the Tenant is liable to pay the Company in respect of the period mentioned in this clause (e).

  (2)
  On 1st April 1997 the Tenant shall pay the Company a supplement to the monthly rent which it is liable to pay the Company in respect of April in an amount in shekels equal to US$19,000 (nineteen thousand US dollars) in accordance with the representative rate of the US dollar on the actual payment date.

  It is further hereby agreed that in the period between 1st January 1997 and 15th May 1999, the monthly rent which the Tenant is liable to pay the Company as prescribed in clause 7(a) above shall be raised by 63.95 cents for each square metre of the premises.

  (f)
  Any amount which the Tenant is liable to pay the Company pursuant hereto which the Tenant does not pay on time shall, commencing from the date prescribed for the payment thereof pursuant hereto and until its actual payment, bear interest at a rate equal to that customary at Bank Leumi Le-Israel Ltd in respect of unauthorised overdrafts.

  (g)
  Payment of the rent and of any payment and/or obligation of the Tenant to the Company pursuant hereto shall be effected by cheque or by way of bank transfer to the Company's account, the details whereof are as follows:

  account no. 9666 at Bank Hapoalim, Hatishbi Branch (709).

8.
Provision of Services

(a)
The Tenant's signature hereof shall constitute and be deemed its signature on the agreement between the Company and the Centre's tenants regarding the Centre's services company—Shatam Haifa Ltd (hereinafter referred to as "Shatam") also in respect of the premises the subject hereof. This clause shall also be deemed an agreement in favour of a third party.

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  (b)
  In addition to the rent, the Tenant shall, commencing from the delivery date, pay Shatam, subject to the performance of Shatam's material obligations towards it by virtue of the agreement mentioned in sub-clause (a) above, its part of the payments as in force from time to time and applying to the Centre's tenants, including the participation fees towards the Centre's services charged by Shatam and/or any of its successors and assigns, as determined from time to time by the Company and at the times prescribed by it from time to time.

  (c)
  The Tenant warrants that the liability to provide the services at the Centre rests with the services company, i.e. Shatam, and/or any of its successors and assigns, and that the Company and/or the Haifa Economic Co. Ltd and/or Matam shall not bear any liability and the Tenant shall not have any complaint and/or claim against the Company in respect of any malfunction, disturbance, inconvenience, damage or expense occasioned to the Tenant as a result of the non-provision and/or in respect of the defective provision of the said services and/or any of them.

  (d)
  The Company warrants that a clause similar to this clause 8 exists in all the tenancy agreements executed between the Company and the companies renting areas in the Centre.

9.
Taxes, Levies and Compulsory Payments

(a)
In respect of the tenancy term, the Tenant shall bear and pay the business tax if existing in respect of the plant that shall be managed in the premises, and it shall pay and/or reimburse the Company, if the Company pays in its stead, save for property tax and/or taxes and/or levies and/or official fees obligation for the payment whereof is imposed on the owners of the land pursuant to law, all the other taxes, levies and compulsory payments whatsoever applicable and/or which shall be applicable to the plant and/or the premises in respect of the proportional part of the Centre and/or the Tenant (including the Tenant's parking places) and/or in connection therewith, including, but not only, the payment of rates, official fees and routine charges for sewerage, water, electricity, telephone and the like, and it shall furnish the Company with appropriate certificates in respect of the said payments immediately upon first being requested to do so or reimburse the Company as aforesaid the payments which the Company has paid in its stead within seven days of the request, against the Company furnishing payment references to the Tenant and provided that prior notice is sent to the Tenant of the Company's intention to effect payment/s as aforesaid in the Tenant's stead.

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  (b)
  Value added tax and/or any other tax applicable to possessors in accordance with the law, as shall be from time to time, is not included in the rent, and it shall be borne and paid by the Tenant together with any payment in respect whereof it is applicable, against the production of an appropriate tax invoice.

  (c)
  For the avoidance of doubt, the Tenant hereby confirms that any depreciation deductions in respect of the building and/or the premises, as shall be from time to time, shall be to the credit of the Company alone, save for improvements in the premises effected by the Tenant and at its expense, the Tenant's equipment and the chattels belonging to it.

  (d)
  In addition to the rent and the other payments which the Tenant is liable to pay the Company as provided herein, the Tenant hereby undertakes to pay the Company the payments specified below:

  (1)
  An amount in shekels equal to US$30,000 (thirty thousand US dollars) was paid by the Tenant to the Company in two equal payments (i.e. an amount of US$ 15,000 in each payment), the first on 4th April 1996 and the other within 30 days of the delivery date of the premises situated on the fifth floor of the building (15th July 1996).

  The aforementioned payment is in respect of the Tenant's share of the expenses of executing the finish works on the area of the premises, and it was paid against the production of an invoice. The amount which the Tenant paid the Company was computed pursuant to the representative rate of the dollar on the date of actually effecting each payment.

  (2)
  An amount in shekels equal to US$31,666 (thirty one thousand six hundred and sixty six US dollars) was paid by the Tenant to the Company by 23rd May 1996, and such being as the Tenant's participation towards the expenses of planning the area of the premises. The payment was effected against the production of receipts and/or invoices attesting to the aforementioned expenses.

  (e)
  On 4th June 1997 the Tenant gave the Company a deposit in an amount in shekels equal to US$49,000 (forty nine thousand US dollars) pursuant to the representative rate of the US dollar known on the date of giving the deposit (hereinafter referred to as "the deposit").

  It is hereby expressly agreed that the Tenant may instruct the Company in writing to set off from the deposit monies payment of the rent supplement in an amount of US$19,000 (nineteen thousand US dollars) which the Tenant is liable to pay the Company on 1st April 1997 (as prescribed in clause 7(e)(2) above) as well as the monthly rent which the Tenant is liable to pay the Company commencing from 1st April 1998 and thenceforth.

10.
Collaterals

To secure the performance of all its obligations the subject hereof, the Tenant shall, upon the execution hereof, give the Company the following collaterals:

(a)
A promissory note in an amount of $40,000 (forty thousand US dollars) made out in blank to the order of the Company, payable upon demand, signed by the Company (hereinafter referred to as "the note"), guaranteed by the Tenant's parent company Zoran Corporation. The amount fixed in the note shall be linked to the index in the manner provided in clause 7(d) above and the following provisions shall apply in respect thereof:

(1)
the Company may present the note for payment, in whole or in part, for the purpose of performing any of the Tenant's obligations pursuant hereto, and such being after seven days' prior written warning;

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    (2)
    for the purpose of presenting the note, the Company may fill in and complete the missing details and/or add any detail necessary for the purpose of presenting them [sic] for payment;

    (3)
    the Tenant hereby warrants and confirms that it agrees to the note's presentation for payment as provided and that it shall not have any claim and/or complaint regarding the validity of the note and/or the manner of filling in the note's missing and/or additional details and/or in respect and/or in consequence of their [sic] presentation for payment;

    (4)
    if the note is presented for payment, in whole or in part, the Tenant undertakes to deposit with the Company, within seven days of its payment date, a new note in the amount paid up as aforesaid;

    (5)
    the Tenant undertakes to advise the note's guarantors of the provisions of this clause prior to their signing the note.

    If one of the note's guarantors becomes bankrupt and/or goes into receivership and/or is wound up, the Tenant shall furnish an alternative guarantor to the Company's satisfaction within seven days of the aforementioned incident;

    (6)
    if the tenancy comes to an end and the note has not been presented for payment, it shall be returned to the Tenant within 90 days, provided that it has complied with all its obligations pursuant hereto.

  (b)
  The guarantee of the parent company Zoran Corporation for the performance of all the Tenant's obligations pursuant hereto and for the indemnification of the Company in respect of any expenses and damages occasioned to it in consequence of a breach hereof by the Tenant in the form of wording acceptable to the Company and annexed as appendix "F/1" hereto, and such being immediately upon receipt of the Company's written request.

  (c)
  It is expressly agreed that the delivery of the aforementioned guarantees and/or note to the Company and/or their presentation for payment by the Company shall not prejudice the Company's right to collect from the Tenant in any other manner possible any debt and/or full compensation in respect of the damages occasioned to it in consequence of a breach of any of the Tenant's obligations pursuant hereto and/or grant the Tenant any right and/or deprive the Company of any additional or other remedy to which it is entitled pursuant to any law and/or agreement.

11.
Liability

(a)
The Tenant alone shall be liable vis-a-vis Matam and/or any third party, as the case may be, for any injury, loss or damage to person or property (and without derogating from the generality of the aforegoing, including the property of the Tenant, its employees and guests) occurring or occasioned in the area of the premises and/or the Centre in consequence of an act and/or omission of the Tenant and/or anyone acting on its behalf and/or Matam and/or anyone acting on its behalf, and such liability shall not be borne by Matam, subject to the following provisions.

For the avoidance of doubt, it is hereby expressed that the Tenant's liability as provided above in this clause, insofar as it relates to any act or omission of Matam and/or those acting on its behalf, is limited to an act or omission of Matam and/or those acting on its behalf in the premises (save for damage occasioned by Matam and/or those acting on its behalf maliciously) and shall be in accordance with that defined under the third party liability insurance policy as provided in clause 12(c)(3) below, with it being limited to an amount of up to one million US dollars per event and in total for the entire insurance term.

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  (b)
  Notwithstanding the provisions of sub-clause (a) above, the Tenant alone shall be liable for any damage whatsoever that shall be occasioned:

  (1)
  to contents of the premises brought onto the premises by the Tenant and/or anyone acting on its behalf;

  (2)
  to the premises' structure, with the exception of those risks in connection with the premises' structure which may not be insured on the Israeli insurance market, save for reasonable wear and tear and save for damage in consequence of acts of terror and/or war.

  (c)
  If a third party claim is filed against Matam in respect of damage for which the Tenant is liable pursuant to this clause 11, the Tenant shall be liable to indemnify Matam, within seven days of the date on which the Company is requested to pay the said amount, in respect of any amount which Matam is held liable to pay a third party in consequence of a final court judgment, together with all Matam's expenses in respect of conducting the trial with the third party, and without prejudice to the generality of the aforegoing the principal, interest, linkage, advocates' professional fees, official fees, trial costs, VAT and any other expenses deriving from the claim.

  Indemnity of the Company by the Tenant shall be conditional upon the Tenant being sent notice regarding the existence of the proceedings against the Company and upon the Tenant being given the opportunity to defend itself against the claims raised within the framework of the aforementioned proceedings.

  (d)
  The provisions of this clause 11 do not refer to damage occasioned as a result of a latent defect in the premises which could not be detected in inspections carried out by the Tenant and/or anyone acting on its behalf and/or on reasonable inspection.

  (e)
  The sub-clauses of this clause supplement and do not derogate from each other.

  (f)
  It is not the intention of this clause, with all its sub-clauses, to create rights in favour of any third party, save for Matam as defined in clause 12(n) below.

12.
Insurance

(a)
Without derogating from the Tenant's obligations pursuant hereto and pursuant to law, prior to the date of commencement of the Tenant's business in the premises or prior to the date of placing any assets in the premises—whichever is the earlier—the Tenant undertakes to take out and maintain, at its expense and liability, so long as this agreement is in force, the insurances detailed below in this clause (which shall hereinafter be called "the premises' insurance") with a duly authorised insurance company.

(1)
Insurance of the premises' contents, the equipment serving the premises which the Tenant owns and/or for which it is responsible and which is situated outside the premises in the area of the plot, and any repair, alteration, improvement, renovation and addition to the premises effected and/or that shall be effected by the Tenant and/or for it, and any furniture, equipment, installations and inventories, against loss or damage in consequence of fire, smoke, lightning, explosion, earthquake, riots, strikes, malicious damage, flood, storm and tempest, damage by a vehicle, damage by an aircraft, water damages, electrical damages and break-in.

(2)
Insurance against loss of profits and consequential damage to the Tenant, in appropriate amounts and for an appropriate indemnity period, as a result of loss or damage to the Tenant's property and/or the premises' contents and/or the premises' structure.

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    It is hereby agreed that the Tenant may refrain from taking out loss of profits insurance as aforesaid, but in such case Matam shall not bear any liability, and the Tenant does and shall not have any complaint and/or demand and/or claim against it, as if the insurance had been taken out as aforesaid.

    The Tenant undertakes to procure that the policy mentioned in sub-clauses 12(a)(1) and (2) includes an express condition pursuant whereto the insurer waives any right of subrogation vis-a-vis Matam and all those acting on its behalf, vis-a-vis the other tenants and residents of the building (if there is a parallel condition in their policies of the insurer's waiver of any right of subrogation vis-a-vis the Tenant) and vis-a-vis all the successors and assigns of the parties mentioned above, save for damage occasioned with malicious intent.

    (3)
    Third party liability insurance with a limit of liability not less than an amount in shekels equal to US$1,000,000 (one million US dollars) per event. This insurance is not subject to any restriction regarding liability deriving from fire, explosion, panic, lifting, loading and unloading instruments, defective sanitary installations, poisoning, any harmful substance in food or beverage and any claims by the National Insurance Institute. The insurance shall be extended to indemnify Matam in respect of its liability for the Tenant's acts and/or omissions, and in respect of its liability in the area of the premises alone by virtue of its being the owner of the premises and the provider of services in respect thereof.

    (4)
    Employers' liability insurance in respect of the Tenant's liability vis-a-vis all those employed by it and on its behalf with the highest limits of liability customary on the Israeli insurance market at the time of taking out the insurance and/or on the date of its renewal.

    This insurance shall not include any restriction regarding contractors, sub-contractors and their employees, baits and poisons and regarding the employment of youth.

    The said insurance shall be extended to indemnify Matam in the event that it is deemed as the employer of the Tenant's employees or any of them.

  (b)
  The Tenant undertakes to update the insurance amount in respect of the insurance taken out pursuant to clause 12(a)(1) above from time to time, so that it always reflects the full value of the property insured pursuant thereto.

  The Tenant undertakes to use the monies received from the insurance company pursuant to the insurance mentioned in clause 12(a)(1) above solely for the immediate restoration of the damages the subject of the said insurance.

  (c)
  The Tenant warrants that it shall not have any complaint and/or demand and/or claim against Matam for damage in respect whereof it is entitled to indemnity under the insurance taken out pursuant to clauses 12(a)(1) and 12(a)(2) above, and it hereby exempts Matam from any liability for such damage.

  (d)
  Without the need for any request by the Company, the Tenant undertakes, no later than the date of commencing the Tenant's business in the premises or prior to the date of placing any assets in the premises, whichever is the earlier, to furnish the Company with a certificate regarding the taking out of the premises' insurance in accordance with the form of wording in the "Certificate of the Premises' Insurances" (annexed hereto and marked as appendix "F"), duly signed by the insurer.

  The Tenant warrants that it is aware that the furnishing of the "Certificate of the Premises' Insurance" as aforesaid is a suspensory condition and condition precedent for the delivery of possession of the premises and/or the placing of any assets in the premises, and the Company

4

    shall be entitled to prevent the Tenant from commencing its business in the premises and/or from placing assets as aforesaid if the said certificate is not furnished prior thereto and at the time indicated above.

  (e)
  For the avoidance of doubt, it is expressed that the failure to furnish the insurance certificates on time as provided in clause 12(d) above shall not affect the Tenant's obligations pursuant hereto, including, and without prejudice to the generality of the aforegoing, any payment obligation applicable to the Tenant, and the Tenant undertakes to perform all its obligations pursuant hereto even if it is prevented from executing works and/or receiving possession of the premises and/or placing assets in the premises and/or commencing its business in the premises as a result of the failure to furnish the certificates on time.

  (f)
  The Tenant undertakes to comply with the terms and conditions of the policies, to pay the insurance fees in full and on time, and to procure and ascertain that the premises' insurance policies are renewed from time to time as necessary and are valid for the duration of the tenancy term.

  (g)
  No later than 14 days prior to the end of the term of the premises' insurances, the Tenant undertakes to deposit a certificate with the Company of the taking out of insurance as provided in clause 12(f) above in respect of an extension of their validity [sic] for an additional year and within 30 days of the renewal of the insurance as aforesaid the Tenant shall deposit the original copies of the premises' insurances. The Tenant undertakes to redeposit a certificate of the taking out of the insurance, at the times fixed, each insurance year so long as this agreement is in force.

  (h)
  The Tenant warrants and undertakes that the Company's right to review and inspect the insurance certificates and to instruct alterations does not impose any liability and/or responsibility upon the Company and/or anyone acting on its behalf in respect of the nature and scope of the said insurance certificates and policies or in respect of their absence, and does not derogate from any obligation imposed upon the Tenant pursuant hereto.

  (i)
  The Tenant undertakes not to do and/or permit others to do any act or omission in the premises and/or the building which is likely to cause an explosion and/or conflagration and/or which might increase the insurance expenses for which Matam and/or the other tenants are liable in respect of the insurance of the building or the premises situated therein.

  (j)
  Without derogating from the Tenant's obligations pursuant hereto and pursuant to any law, Matam shall purchase and maintain, for the duration of the tenancy term, all or any of the insurance policies specified below, in its exclusive discretion:

  (1)
  employers' liability insurance—for the insurance of Matam's liability vis-a-vis its employees pursuant to the Civil Wrongs Ordinance (New Version), in respect of any bodily injury to an employee during and in consequence of his employment in the building and/or its surroundings;

  (2)
  third party liability insurance—for the insurance of Matam's and the Tenant's liability vis-a-vis any third party within the common areas, with limits of liability that shall not be less than US$1,000,000 (one million US dollars) per event and in total for the insurance term.

  The policy shall include a "cross liability" clause.

  For the avoidance of doubt, the policy shall not insure the Tenant's liability in respect of bodily injury and/or damage to property in the premises and/or the rented areas and/or the areas designated for rental in the building;

5

    (3)
    property insurance—insurance of the building and any other property belonging to Matam in the area of the building and its surroundings, against loss or damage in consequence of the following risks: fire, explosion, earthquake, storm, tempest, flood, water damages, aircraft, collision, strikes, riots, malicious damage, break-in, glass breakage and any further risk necessary in the opinion of the Company and/or the management company.

    The said insurance shall include a clause regarding waiver of the right of subrogation vis-a-vis the Centre's tenants in respect of damage unintentionally occasioned by them to the building. For the purpose of this clause, the expression "building" shall include all the systems comprising an integral part of the building, and shall expressly not include the contents of the building's rented areas and any addition, improvement or extension effected to the building's rented areas by or for the tenants;

    (4)
    insurance against loss of rent occasioned to Matam by reason of damage caused to the premises' structure or by reason of the destruction of the premises' structure as a result of the risks specified in clause 12(j)(3) for an indemnity period of 12 (twelve) months.

  (k)
  The Company shall furnish the Tenant with a certificate of the existence of the insurances specified in clause 12(j) within seven days of the parties' execution hereof.

  (l)
  The following provisions shall apply to the policies mentioned in clause 12(j) above:

  (1)
  Matam is entitled from time to time to alter and/or cancel and/or replace the policies and/or to take out additional insurances, all in its exclusive discretion;

  (2)
  the policies shall be made available for the Tenant's inspection at the Company's offices by prior coordination. The Tenant may, at its expense, purchase any other, additional or supplementary insurance besides the aforementioned policies in its discretion, if the aforementioned policies are not to its full satisfaction or do not, in its opinion, meet the needs of the structure and/or the premises;

  (3)
  the Tenant undertakes to meticulously and fully comply with all the provisions of the policies in order to preserve the rights of Matam, the management company and the other tenants within the framework of the policies;

  (4)
  the Tenant shall cooperate with Matam in the event that a claim is submitted to the insurance company and shall immediately furnish any document, testimony and the like required for the purpose of submitting the claim.

  (m)
  The Tenant warrants that it shall not have any complaint and/or demand and/or claim against Matam in respect of any damage for which it is entitled to indemnity (or for which it would be entitled to indemnity were it not for the excess fixed in the policy) under the insurances taken out pursuant to clause 12(a) above, and it hereby exempts Matam from any liability for such damage. As aforesaid, the provisions of this clause shall add to (and not derogate from) any other provision hereof regarding exemption from liability vis-a-vis Matam.

  Furthermore, the Tenant exempts the other tenants and residents in the building from any liability for damage as aforesaid, provided that the tenancy agreements or any other agreement vesting them with rights in the building include a parallel clause regarding exemption from liability in favour of the Tenant.

  (n)
  In clause 11 above and in this clause 12, the following expressions shall bear the following meanings:

  (1)
  "damage"—as defined in the Civil Wrongs Ordinance, including indirect damage, derivative damage, consequential damage, loss of income and damage to goodwill;

6

    (2)
    "Matam"—Matam Science Industries Centre Haifa Ltd, the Haifa Economic Co. Ltd, Haifa Municipality and Shatam Haifa Ltd.

    The Company shall be the agent for all the entities mentioned in this sub-clause (n) insofar as the provisions of this clause are concerned.

13.
Transfer Or Charge of Rights and Right of Pre-emption

(a)
The Tenant's rights by virtue hereof may not be howsoever charged, in whole or in part.

(b)
The Tenant may not howsoever transfer and/or assign its rights and/or obligations pursuant hereto or any of them to another or others (for consideration or otherwise), unless it has received the Company's prior written consent thereto. The Company shall not withhold its consent on unreasonable grounds. In any event of a transfer of rights and/or obligations, the Tenant shall remain liable for the performance of its obligations pursuant hereto.

Notwithstanding the above provisions of this sub-clause (b), it is agreed that the Tenant may assign its rights pursuant hereto to its parent company, Zoran Corporation, whose registered office is located at 2041 Mission College Boulevard, Santa Clara, California 95054, USA (hereinafter referred to as "the parent company"), subject to all the terms and conditions specified below:

(1)
the Tenant shall send the Company at least two months' prior written notice of its intention to assign its rights to the parent company;

(2)
from the assignment date the parent company shall be liable for the performance of all the Tenant's obligations pursuant hereto, and for the performance of all the Tenant's past obligations if and insofar as such have not been performed by it;

(3)
without derogating from the above provisions of sub-clause (b)(2), it is hereby expressed that the assignment of the Tenant's rights to the parent company shall not howsoever derogate from the Tenant's obligations pursuant hereto until the assignment date and/or shall not derogate from and/or constitute a waiver by the Company of any complaint and/or right available to the Company pursuant hereto and/or pursuant to any law;

(4)
the parent company shall, prior to the date of assignment of the Tenant's rights and as a condition therefor, give the Company, for the purpose of securing the performance of all its obligations pursuant hereto, an autonomous bank guarantee to the Company's satisfaction in an amount of US$90,000 from a bank that shall be approved by the Company in advance and in writing.

The guarantee shall be valid until 90 days have elapsed from the end of the tenancy term. The aforementioned bank guarantee shall replace the promissory notes given by the Tenant to the Company in accordance with the provisions hereof.

(c)
The Company may transfer and/or assign and/or charge its rights and/or any of them pursuant hereto (including the ownership of the premises) to another or others without requiring the Tenant's consent, provided that the Tenant's rights pursuant hereto are not prejudiced.

(d)
In order to clarify matters, its is agreed and warranted by the parties that the rights to build on the roof of the building shall belong to the Company alone, and the Tenant hereby grants its consent to building on the roof of the building as the Company decides from time to time, provided that such does not disturb, to the extent possible, the Tenant's ordinary operations in the premises.

Notwithstanding the aforegoing, the Company warrants that it shall not build on the building's roof until May 1999.

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14.
Provisions Regarding The Use of The Premises

(a)
The Tenant may use the premises solely for the purpose of conducting its business and not for any other object.

Furthermore, the Tenant confirms that it is aware that another tenant (other tenants) shall use the common area of the premises and the building, and the Tenant undertakes not to prevent such tenant (or tenants) from making reasonable use of the common area, including the grant of access to the common area, as necessary.

The Company hereby confirms that its tenancy agreements with the tenants of the Centre and the building contain clauses similar to sub-clauses (a) to (l) below.

(b)
The Tenant shall procure that the plant shall function in accordance with the custom in the Centre and the Tenant shall obey and comply with all the instructions given to it from time to time by the Company and/or Shatam in connection with the rules of conduct therein. The Tenant shall ascertain and ensure that its employees and/or successors and assigns also act pursuant to the provisions of this clause.

(c)
(1)
The Tenant may not execute alterations and/or install anything in the premises, save for minor alterations that do not amount to rigid construction, unless it obtains the Company's prior written consent thereto and pursuant to terms and conditions that the Company shall determine. The Company shall not refuse the execution of such alterations and repairs, save on reasonable grounds.

Any structural alteration executed in contravention of the provisions of this sub-clause shall be removed by the Tenant at its expense immediately upon receipt of the Company's request to do so, whether during the tenancy term or thereafter. If the Company approves an alteration as aforesaid, such alterations and/or installations shall be removed from the premises, at the Company's request, at the end of the tenancy term, at the Tenant's expense, in order that the premises be restored to the Company in their original condition. If the Company does not request removal as aforesaid and the Tenant decides to leave the alterations and/or installations, the aforementioned alterations and/or installations shall remain owned by the Company, and the Tenant shall not be entitled to request any compensation in respect thereof.

(2)
Any alterations and/or installations executed in the premises in accordance with the provisions of sub-clause (c)(1) above shall be effected by the Tenant at its full expense and liability, and the Company shall not be howsoever liable as landlord and/or owner.

(d)
The Tenant shall maintain order and cleanliness in the premises and shall comply with all the instructions of the Company, Shatam and the municipal by-laws in connection with the cleaning arrangements, the manner of disposing of garbage and waste and maintaining the proper working order of the building's drainage and sewerage system. The failure to give instructions as aforesaid shall not release the Tenant from its obligations pursuant to this clause.

(e)
The Tenant warrants that it is presently in possession of, or will obtain by the commencement of the tenancy term, all the approvals and licenses necessary for the management of the plant and/or the use of the premises in accordance with the provisions hereof and the provisions of any law, and that it shall, pursuant to the provisions of the law and the regulations in connection therewith, keep and always be equipped with appropriate valid licenses and approvals in respect of any activity connected with the management of the plant and/or the use of the premises which require approval or a license pursuant to law.

8

  The failure to obtain the said licenses and/or any of them shall not constitute a cause for the termination hereof and/or for the non-performance of the Tenant's obligations pursuant hereto and in particular for non-payment of the rent and the other payments pursuant hereto.

  (f)
  The placing of any sign or advertising means or other display on behalf of the Tenant on the premises' external walls or in the building's common areas or in the vicinity thereof shall require the Company's prior written approval.

  (g)
  In addition to the provisions of clause 8 above and in addition to all the payments for which the Tenant is liable pursuant hereto, the Tenant shall pay the Company for the costs of maintaining the common areas of the building, including the dining room costs, all as provided in appendix "I" hereto which constitutes an integral part hereof.

  (h)
  The Tenant shall comply with the instructions of the Company and any other competent authority in connection with fire extinguishing and fire prevention arrangements and procedures, the Civil Defence, safety and security, and shall purchase and/or install, at its expense and by prior written coordination with the Company, pursuant to the instructions of the above entities, all the preventative and safety equipment required for the application and maintenance of the above instructions. The equipment shall remain owned by the Tenant which may remove it from the premises at the end of the tenancy term and it shall do so if requested by the Company.

9

  (i)
  Disturbances, Avoidance of Nuisances and Preservation of the Environment

  (1)
  The Tenant shall manage the plant and use the premises by refraining from bothering neighbours and by refraining from creating a nuisance in the premises or its surroundings and all in accordance with the practice in the building and/or the Centre and/or with the Company.

  (2)
  The Tenant hereby confirms that its plant does not constitute an ecological hazard and that it shall not constitute such during the tenancy term pursuant hereto.

  (3)
  Without derogating from all the above provisions, the Tenant shall act and instruct its employees and anyone acting on its behalf to act in accordance with the provisions of the Abatement of Nuisances Law, 5721-1961 and the Maintenance of Cleanliness Law, 5744-1984 and all the regulations and orders thereunder and of all the by-laws of the Haifa Municipality and the local authority.

  (j)
  The Tenant undertakes to refrain from any act or omission in the premises, and to refrain from permitting an act or omission by another or others in the premises, which is likely to impose liability upon the Company pursuant to law, including damages to person and/or property.

  (k)
  The Tenant shall totally refrain from taking any possession of the common area.

15.
Warranty for the Quality of the Buildings and the Premises

(a)
The Company shall, within the framework of the warranty of the contractor which built the premises for it (hereinafter referred to as "the contractor"), be liable to repair the defects and/or faults detected and/or arising in the premises within one year of the delivery date (hereinafter referred to as "the warranty period") and deriving from defective work and/or the use of defective materials. The Tenant must notify the Company in writing of any such defect immediately upon its detection.

If the Tenant does not notify the Company of defects at the aforesaid time, such shall be deemed confirmation on its part that there were no such defects in the premises.

(b)
If the Tenant notifies the Company after the end of the warranty period of a defect in respect whereof the Company has a warranty from the contractor which executed the work in the premises for a period longer than the warranty period as defined in sub-clause (a) above, the Company shall exercise its right pursuant to the aforementioned warranty, such that the performing contractor shall repair the defect, and such being without recognising any obligation and/or liability on the Company's part.

The Company shall act to the best of its ability in order to realise the contractors' full liability towards it as provided in sub-clause (a) above and in this sub-clause.

If the parties decide to enable the Tenant to exercise the Company's rights pursuant to the contractor's warranty as provided above, the Company shall assign all its rights pursuant to the agreement between it and the contractor, and the Tenant for its part may not have recourse to the Company for any reason. The Company may not refuse to assign its rights as aforesaid, save on reasonable grounds.

(c)
The Tenant shall be liable, at its expense, for the routine maintenance of the premises and their systems, including the air conditioning systems, and shall, at its expense, repair all the routine faults discovered in the premises, as speedily as possible in the circumstances of the case.

1

  (d)
  Without derogating from the aforegoing, the Tenant shall use the premises with appropriate care, maintain them in good and proper condition (including whitewashing and painting) throughout the tenancy term and effect, without delay and at its expense, all the repairs necessary in order to perform its obligation pursuant to this clause.

  (e)
  If the Tenant and/or the Company do not perform their obligations as provided above in this clause, the second party may (but is not obliged), after giving the other party ten days' prior written notice during which the obligation is not performed or the performance thereof is not commenced, itself perform the maintenance and repairs for which the other party is liable, and the Tenant or the Company, as the case may be, shall reimburse the second party with all the expenses incurred by it for such purpose, immediately upon its first demand and in accordance with the provisions of such request.

16.
Non-Applicability of The Tenants' Protection Laws

The parties hereby warrant that:

(a)
the construction of the building and the premises was completed after 5728-1968 and that the Tenants' Protection Law (Consolidated Version), 5732-1972 shall not apply to the tenancy by virtue hereof, or at all;

(b)
no key money or other similar payment has been or shall be paid to the Company or any other person and such has not been nor shall be received from the Tenant in consideration for the delivery of use of the premises and everything connected therewith;

(c)
the Tenants' Protection Law (Consolidated Version), 5732-1972 and/or any other law for the protection of tenants presently existing or which shall be promulgated in the future shall not apply in respect of this agreement and to the parties' relations by virtue hereof.

17.
Right of Entry to The Premises

The Company's representatives shall have a right of entry to the premises (subject to security restrictions) during reasonable hours and by prior coordination with the Tenant in order to ascertain the degree to which the provisions hereof are being performed and/or in order to show the premises to others and/or in order to do the acts and take the steps prescribed herein or in any law and obliging entry to the premises, provided that any damage occasioned to the Tenant as a result of its refusal to permit entry in the said cases and for the said objects or its refraining from coordinating entry as aforesaid to the premises shall be borne by the Tenant alone, and the Tenant shall not have any complaint and/or claim against the Company by reason thereof.

The Company shall act to the best of its ability to ensure that the disturbance to the Tenant shall be as minor as possible and that the premises are restored to their previous condition as soon as possible and insofar as possible.

18.
Vacation of The Premises

(a)
No later than the date on which the tenancy term comes to an end, the Tenant shall vacate the premises and return possession thereof to the Company, with them being vacant of any person and object (save for equipment and accessories belonging to the Company) and in good and proper condition as delivered to the Tenant, save for reasonable wear and tear.

(b)
In respect of and for each day of delay in returning possession of the premises contrary to the provisions of sub-clause (a) above, the Tenant shall pay the Company the full month's rent for the last month of the tenancy term divided by 10 together with due VAT. This payment, which shall be deemed pre-agreed liquidated damages, shall not derogate from any other remedy to which the Company is entitled pursuant to any law and/or agreement.

2

  (c)
  On the vacation date, the representatives of the Company and the Tenant shall draw up vacation minutes which shall state the defects and repairs which the Tenant must effect in order to restore the premises to a good and proper condition and pursuant to the timetable agreed upon.

  Notwithstanding the aforegoing, Matam may effect the repairs itself and the Tenant shall reimburse Matam with the costs of effecting the repairs pursuant to invoices submitted to it by Matam. Matam may withhold the collaterals mentioned in clause 10 until completion of the repairs by the Company and if necessary it may realise the collaterals as cover for its aforementioned expenses.

19.
Negation of Representation, The Tenant's Employees

(a)
The provisions hereof and/or the parties' conduct by virtue hereof shall not be interpreted as empowering one party to appear in the other party's name or stead, or as conferring, pursuant to the aforesaid, the status of representative of the other party.

(b)
The employees of one party shall not be deemed the employees of the other party in any circumstances and for any object.

20.
Fundamental Breach of The Agreement

Without derogating from the provisions of any law, each of the following acts or omissions shall be deemed a fundamental breach of the agreement by the Tenant and shall serve as a cause for vacation of the premises forthwith and for their return to the exclusive possession of the Company, and all on prior written notice of 21 days, unless the fundamental breach hereof is rectified by the Tenant to the Company's satisfaction by the date fixed in the aforementioned notice:

(a)
the cessation of the Tenant's activity for a period exceeding 180 days, save in circumstances of force majeure alone, and/or the submission of an application for the Tenant's winding up and for the appointment of a receiver over a material part of the Tenant's property, and the application or appointment, respectively, is not cancelled within 60 days;

(b)
a delay in payment of the rent, including the supplemental rent, or in effecting any of the other payments for which the Tenant is liable by virtue hereof and/or the breach thereof for a period exceeding 30 (thirty) days from the time fixed for the payment thereof, provided that the Tenant is sent notice thereof requesting that the payments be made and it does not comply therewith within seven days;

(c)
the grant of a use right or the transfer or charge of rights or any of them in contravention of the provisions of clause 14 above;

(d)
the Tenant's failure to take out and/or maintain the insurance in contravention of the provisions of clause 13 above;

(e)
the failure to return possession of the premises at the time, in the manner and in the condition specified herein;

(f)
the grant of an order in connection with the Tenant containing an arrangement with creditors and/or an arrangement in favour of creditors and/or a receivership and/or bankruptcy and/or winding up of any type whatsoever and/or the dissolution of business in any manner, and the order is not cancelled within sixty days;

(g)
the non-performance of the obligations pursuant to the agreement between the Tenant and Matam and the failure to comply with the instructions of Shatam, the Centre's services company;

(h)
the Tenant causes any nuisance pursuant to clause 15(h) hereof;

3

  (i)
  effecting alterations in the premises without obtaining the Company's prior written permission;

  (j)
  the non-performance of the obligation to use the premises as provided in clause 15 hereof;

The provisions of this clause do not prejudice the Company's right to any other relief to which it is entitled against the Tenant pursuant to law and/or agreement in respect of its breach.

21.
Early Vacation Or Abandonment

If the Tenant vacates or abandons the premises or is evicted from the premises prior to the end of the tenancy term or in the case of a breach of this agreement without the Company's prior written consent, the Tenant shall continue paying the Company rent and all the other payments for which it is liable by virtue hereof until the end of the tenancy term, as if it had continued to possess and use the premises. The provisions hereof shall not derogate from the Company's right to terminate the agreement on the basis of the provisions of clause 20 above.

It is agreed and warranted by the parties that this clause shall not apply in the case of force majeure as defined below:

for the purpose of this clause 21, force majeure means:

It is agreed and warranted by the parties that the Tenant shall be entitled to bring an alternative tenant in its stead, provided that all the following cumulative conditions are fulfilled:

(a)
the Tenant fulfills all the terms and conditions of the agreement until the date on which the premises are actually transferred to the alternative tenant who shall be approved by the Company as provided below; and

(b)
the Company is given at least two months' prior written notice thereof; and

(c)
the alternative tenant is approved by the Company, whose decision shall be exclusive and final; however, the Company shall not withhold its consent, save on reasonable grounds; and

(d)
the terms and conditions of the new tenancy agreement with the alternative tenant shall be agreed between it and the Company to the Company's satisfaction, provided that they shall not be inferior to the terms and conditions hereof; and

(e)
subject to the provisions of sub-clause (d) above, the alternative tenant shall perform all the Tenant's obligations and give the Company collaterals / guarantees to its satisfaction.

The above provisions of this paragraph do not derogate from the Tenant's obligations pursuant hereto.

22.
Self-help

Wherever an obligation is imposed on a party hereto and such party does not absolutely perform it or does not perform it properly, for any reason whatsoever, the second party may (but is not bound to) perform or complete the performance of any such obligation itself and/or by others, within a reasonable time, and all the reasonable expenses involved therein shall be borne by the other party. Such expenses shall be reimbursed to the second party on the production of an invoice (based on appropriate references) submitted by it to the other party within 30 days of the invoice's submission. If the Tenant incurs any such expense, it may deduct it from the rent if it has given the Company 30 days' prior written notice thereof and the Company has failed to indemnify it in respect of the said expense.

23.
Construction, Repairs, Improvements and Development Works

The provisions hereof shall not prevent the Company and Shatam from erecting installations and executing construction, repairs, improvements and development works in the building, the

4

  premises, its surroundings and/or the Centre, so long as such do not unreasonably disturb the Tenant in the management of its plant. The Tenant shall not object to the execution of the above acts and shall cooperate with the Company and/or Shatam as aforesaid and at their expense insofar as the execution thereof is concerned.

It is agreed that the aforementioned works shall be at the Company's liability and expense, unless the parties otherwise agree in writing.

24.
Evidence and Modification of The Agreement

(a)
Any alteration hereto and/or modification hereof shall only be effected in an express written document that shall be signed by the parties hereto.

(b)
The consent of a party hereto to a deviation from the terms and conditions hereof in a particular case or in a series of cases shall not constitute a precedent and no inference shall be drawn therefrom in the same case and/or in any other case in the future.

(c)
If a party to this agreement has not used or has delayed in using any of the rights vested in it pursuant hereto in a particular case or in a series of cases, such shall not be deemed a waiver of any of its rights.

(d)
It is agreed between the parties that the acceptance of a cheque or notes does not constitute payment, until they have actually been paid.

25.
Jurisdiction

It is agreed between the parties that any dispute and/or difference and/or judicial proceeding in connection herewith and the obligations deriving herefrom shall be decided solely and exclusively pursuant to the Israeli law, and that the sole and exclusive place of jurisdiction is the competent court in Haifa.

26.
Stamp Duty

(a)
All the costs of stamping this agreement and the copies hereof shall be borne and paid by the parties in equal shares.

(b)
Stamps tax applicable to the collaterals mentioned in clause 9 above (including the costs of obtaining them) shall be paid by the Tenant.

27.
Confidentiality

For so long as the agreement is in force, the parties undertake to maintain confidentiality in respect of all the plans connected with the building, the floor and its systems, with the aim of preventing any malicious sabotage of the building.

Wherever such a disclosure is obliged, the parties undertake to obtain from the person receiving the plans, save for government entities, a written undertaking to maintain confidentiality in respect thereof and to return them when the need to continue holding them comes to an end.

Furthermore, the parties undertake to maintain confidentiality in respect of the terms and conditions hereof, save for the commercial details insofar as such are required by an external entity or external entities or for the Tenant's activity.

28.
Notices and Warnings

(a)
Any notice and/or warning and/or request sent from one party to the other in connection herewith shall be sent by registered mail or delivered by hand to the addresses of the parties set forth below (or any other address of which appropriate written notice is given), and such notice or warning shall be deemed to have been delivered to the addressee upon its actual

5

    delivery—if delivered by hand, and if sent by mail in Israel—at the end of 72 hours from being placed in the mail, with the postage fees having been fully paid in advance.

  (b)
  The addresses of the parties as aforesaid are:

  (1)
  the Company—Matam—Science Industries Centre Ltd, Postal Agency Matam 31905 Haifa;

  (2)
  the Tenant—at the premises.

29.
The parties warrant and confirm that they have read this agreement and all the clauses and appendices hereto and they have understood the contents, nature and significance thereof and agree to the provisions thereof.

AS WITNESS THE HANDS OF THE PARTIES:

The Company	The Tenant

6

APPENDIX "I"
ADDENDUM TO THE TENANCY AGREEMENT DATED

Between:	Matam—Science Industries Centre Haifa Ltd PC 51-068740-3 (hereinafter referred to as "the Company")
of the one part
And:	Zoran Micro-Electronics Ltd PC 51-094944-9 (hereinafter referred to as "the Tenant")
of the other part
Whereas	the Tenant wishes the Company to manage the building's common areas (as defined below);
And Whereas
the Company has agreed to see to the management and maintenance of the building's common areas for the consideration and subject to the terms, conditions and provisions specified in this addendum (hereinafter referred to as "the addendum") and the appendices hereto;
And Whereas	the Tenant wishes catering services to be provided in the building to its employees and guests;
And Whereas
the Company has agreed to assign a section of the building's common areas which shall serve as a dining room (as defined below) for the purpose of providing catering services to the companies renting areas in the building and their guests for the consideration and subject to the terms, conditions and provisions specified in this addendum and the appendices hereto;

Accordingly, it is warranted and provided between the parties as follows:

1.
Recitals

1.1
The recitals and appendices hereto constitute an integral part hereof.

1.2
This addendum constitutes an integral part of the tenancy agreement executed between the parties on                                                           (hereinafter referred to as "the agreement").

2.
Definitions

In this addendum—

"The Building"—as defined in the tenancy agreement;

"The Contractor"—Norcate Ltd, which has undertaken to supply catering services to the tenants in building 30 and its guests in accordance with the terms and conditions of the agreements executed between it and each of the tenants in building 30 or any other contractor elected by the tenants in building 30 in accordance with the terms and conditions of the agreements executed between them and the contractor;

"The Tenants in Building 30"—i.e. Aurec, ABB, Madge Israel and/or anyone renting areas in the building from the Company instead of any of them;

"The Tenant's Employees"—the Tenant's employees and guests and/or anyone permitted by the Tenant's representative (as defined below) to enter the dining room (as defined below) and to use the catering services as defined below in this clause, all in accordance with the written guidelines given by the representative to the contractor;

"The Company's Representative"—anyone appointed from time to time by the Company in its exclusive discretion to supervise and monitor the use made of the dining room;

"The Tenant's Representative"—a representative appointed by the Tenant, whose position involves the ordering of the catering services, approval of the contractor's invoices and the payment thereof, and any routine acts in connection with the catering services;

"The Dining Room"—an area of approx. 315 square metres in building 30 as marked in red in appendix "A" which is designated for the purpose of operating a dining room and the provision of the catering services as defined below, which includes a dining hall (designated to accommodate approx. 120 seats for diners) and a kitchen for heating and/or rewarming;

"The Catering Services"—the preparation of meals and their service to the Tenant's employees in the dining room in the manner, to the extent and subject to the terms, conditions and provisions provided hereinbelow;

"Common Area" or "Common Areas"—as defined in the tenancy agreement and together with the dining room as defined above;

"The Routine Expenses"—expenses in respect of maintaining the common areas, including, inter alia, the following components:

(a)
the cleaning and maintenance of the common area (including the building's external walls and roof);

(b)
the maintenance of the common equipment, elevators, air conditioning equipment and the like;

(c)
electricity in the common area;

(d)
water in the building (including water in the conveniences on all the floors);

(e)
the costs of operating the dining room, including structural insurance, the maintenance of the dining room structure and rates, and save for the cost of obtaining the catering services from the contractor for which the Tenant and all the other tenants in building 30 are solely and exclusively liable;

"The Index"—the consumer price index published by the Central Bureau of Statistics and Economic Research, including such index even if published by another government institution, whether built on the same data on which the existing index is built or not. If the index is replaced as aforesaid, the Central Bureau of Statistics shall determine the ratio between it and the cost of living index which replaces it;

"The Base Index"—the index for March 1996 which was published on 15th April 1996 and which stands at 133.0 points, save where this addendum expressly otherwise provides;

"The Determining Index"—the index known on the date of actually effecting any payment;

"The Proportional Part of the Routine Expenses"—the Tenant's part of the routine expenses, which shall be computed pursuant to the proportional part rented by the Tenant in the building in relation to the total area of the building, i.e. 21.6%;

"Overheads and Management Fees"—payment for the general management of the common area which shall constitute 12% of the proportional part of the routine expenses;

"The Dining Room Expenses"—payment for the assignment of an area in the building for the operation of the dining room and the expenses involved therein.

3.
Management of The Common Areas

3.1
The parties hereby agree and undertake that the Company and/or someone acting on its behalf shall manage the maintenance of the common areas in the building on standards acceptable in buildings which were constructed in the Centre, and in consideration the Tenant shall pay the Company the proportional part of the routine expenses as defined above.

The Tenant shall pay the proportional part of the routine expenses in accordance with the provisions of clause 5 below.

3.2
It is hereby agreed that in addition to payment of the proportional part of the routine expenses as provided above, the Tenant shall also pay the Company, at the same times, overheads and management fees as defined above for managing the maintenance of the common areas.

3.3
In addition to and without derogating from the provisions of sub-clauses 3.1 and 3.2 above, the Tenant shall pay the Company in respect of the dining room expenses as provided below:

3.3.1
the area of the premises for the purpose of paying rent for the premises each month, as prescribed in clause 1(a) of the agreement (i.e. 1,646 square metres) shall be increased by 5.3% to 1,733 square metres, commencing from the date of the dining room's operation;

3.3.2
for the avoidance of doubt, it is hereby agreed that the increase of the area of the premises as provided in sub-clause 3.3.1 above is for the purpose of charging for the dining room expenses alone and such shall not add to and/or alter the Tenant's rights insofar as the rental of areas in the building are concerned and/or increase the actual area of the premises.

3.4
It is hereby agreed between the parties that the Company's representative may permit the provision of catering services in the dining room to the employees and guests of companies which are not renting areas in building 30 (hereinafter referred to as "the external company"), provided that prior written consent thereto is given by the tenants in building 30 together renting more than 66% of the areas being let in the building, and subject to the external company participating in the dining room expenses at a rate determined by the Company's representative.

Monies for participation in expenses collected from the external company as provided in this sub-clause shall be distributed amongst the tenants in building 30 which participate in the dining room expenses as provided in clause 3.3 above. The distribution shall be effected pro rata to the tenants' share of the payment of the dining room expenses.

3.5
It is hereby agreed that the Company and/or the Company's representative may use the dining room to hold special functions, provided that use as aforesaid may only be made by prior coordination with Zoran in order to prevent, insofar as possible, impairment of the catering services.

It is further hereby agreed that the Tenant and/or any of the tenants in building 30 may hold special functions in the dining room, provided that the date of holding the special function is coordinated with the Tenant in building 30 [sic].

If a preferred date for the holding of a function by one of the tenants in building 30 overlaps with a preferred date for the holding of a function by a third party, preference shall be given to the tenant in building 30.

  For the avoidance of doubt and without derogating from the Tenant's liability as provided in the agreement and this addendum, it is hereby expressed that the Tenant shall be liable for any damage to person and/or property occasioned to the Tenant's employees and/or to any third party which is directly or indirectly connected with a special function held by the Tenant and/or anyone on its behalf in the dining room.

  If a claim is filed against Matam by any of the Tenant's employees or by any third party in respect of damage for which the Tenant is liable pursuant to this sub-clause, the Tenant shall indemnify Matam, subject to the Tenant being given notice regarding the existence of the proceedings against the Company and to it being given the opportunity to defend itself against the claims raised within the framework of the aforementioned proceedings, in respect of any amount which Matam is made liable to pay any of the Tenant's employees and/or any third party, together with trial costs and including principal, interest, linkage, official fees, advocates' professional fees, VAT and any other expenses deriving from the claim.

  3.6
  Without derogating from the provisions of clauses 3.1 to 3.3 above and for the avoidance of doubt, it is hereby expressed that on the ground floor and fourth floor of the building there are expenses relating to the maintenance of the common area which shall only be borne by the companies renting areas on such floors pursuant to their proportional part of the area let by the Company on such floors in relation to the entire floor area.

4.
Liability With Regard to The Common Areas

4.1
The Tenant hereby warrants that it is aware and agrees that:

4.1.1
The catering services in the dining room, including the payment in respect thereof, are regulated in the agreement between the contractor and the Tenant which is annexed hereto as appendix "B".

Matam shall not be howsoever liable for the catering services and, inter alia and without derogating from the generality of the aforegoing, for the quality of the food and/or any damage to person and/or property occasioned to the Tenant and/or any third party which is directly and/or indirectly connected with the catering services.

4.1.2
Without derogating from the provisions of clause 11 of the agreement, the Tenant alone shall be liable vis-a-vis Matam and/or any third party, as the case may be, for any injury, loss or damage to person or property (and without derogating from the generality of the aforegoing, including property of the Tenant, its employees and guests) which occurs or is occasioned in the domain of the common areas in consequence of an act and/or omission of the Tenant and/or anyone acting on its behalf and/or Matam and/or anyone acting on its behalf and the aforementioned liability shall not be borne by Matam, subject to the provisions set forth below.

The Tenant's liability as provided above in this sub-clause, insofar as it relates to an act or omission of Matam and/or those acting on its behalf, shall be in accordance with that defined under the third party liability insurance policy as provided in clause 12(a)(3) of the agreement, with it being limited to an amount of US$ 5,000,000 per event and in total for the entire insurance term.

4.1.3
If a claim is filed against Matam by any third party in respect of damage for which the Tenant is liable pursuant to this clause 4, the Tenant shall be liable to indemnify Matam, immediately upon being requested to do so, in respect of any amount which Matam shall be held liable to pay the third party, together with all Matam's expenses in respect of conducting the trial with the third party and, without prejudice to the generality of the aforegoing, principal, interest, linkage, advocates' professional fees, official fees, trial costs, VAT and any other expenses deriving from the claim.

    Matam's indemnity by the Tenant shall be conditional upon the Tenant being given notice regarding the existence of the proceedings against Matam and upon the Tenant being given an opportunity to defend itself against the claims raised within the framework of the aforementioned proceedings.

    4.1.4
    The Tenant undertakes to indemnify and/or compensate Matam immediately upon being requested to do so in respect of any damage and/or expense occasioned to Matam in consequence and in respect of a breach of the Tenant's obligations pursuant to this addendum.

    4.1.5
    It is not the intention of this clause, and all the sub-clauses hereof, to create rights in favour of any third party.

    4.1.6
    The sub-clauses of this clause supplement and do not derogate from each other.

    4.1.7
    For the purpose of clause 3.5 and this clause 4, the expressions "damage" and "Matam" shall bear the meaning prescribed in clause 12 of the agreement.

5.
Payment in Respect of the Management and Maintenance of the Common Areas

5.1
Subject to the transfer of data on the planned budget as provided in clause 5.4 below, the Tenant undertakes to pay the Company, at the time of paying the rent as prescribed in the agreement, the proportional part of the routine expenses, as defined in clause 2 above, overheads and management fees and dining room expenses, as provided in this addendum and the appendices hereto.

5.2
The amount of the routine expenses and overheads and management fees that shall be paid to the Company by the Tenant, as prescribed in this addendum and the appendices hereto, shall be detailed in a written request that the Company shall give the Tenant from time to time, and they shall be paid by the Tenant to the Company upon effecting the next rent payment following the receipt of any request.

It is hereby agreed between the parties that the Tenant may request from the Company, and the Company hereby undertakes to furnish to the Tenant following receipt of such a request, invoices or other documents approved by the Company's comptroller (including agreements) attesting to the amount of the routine expenses incurred by the Company within the framework of maintaining the common areas.

5.3
For the avoidance of doubt, it is expressed and agreed by the parties that the payment of monies by the Tenant to the Company for the maintenance and management of the common areas as prescribed in sub-clause 5.1 and 5.2 above shall be effected commencing from the delivery of the premises to the Tenant as provided in the agreement and until the end of the tenancy term.

5.4
It is hereby agreed that one month before the commencement of each calendar year during the tenancy term the Company shall convey to the Tenant, for its inspection, data on the planned budget for the management and maintenance of the common areas (hereinafter referred to as "the planned budget") for the coming calendar year. A deviation of more than 5% from the planned budget shall necessitate the Tenant's prior written consent (in respect of a deviation of more than 5%).

For the avoidance of doubt, a deviation of up to 5% does not require the Tenant's consent.

6.
General

6.1
The Tenant hereby warrants that it is aware that pursuant to the agreement that shall be executed/has been executed between the Company and the contractor for the provision of catering services, the Company is reserving unto itself, inter alia, the right to bring about early termination of the term for borrowing the dining room that shall be given/has been given to the contractor, and such being by giving 30 days' prior written notice to the contractor and without being required to give grounds for its said decision.

The Tenant warrants and undertakes that it does not and shall not have any complaints and/or claims and/or demands against the Company in connection therewith, provided that the Company contracts with another contractor for the provision of catering services and that the provision of the catering services to the tenants in building 30 is not affected.

6.2
It is hereby agreed that save for the provisions of this addendum and the appendices hereto, there shall be no alteration to the terms and conditions of the agreement and the appendices thereto.

AS WITNESS THE HANDS OF THE PARTIES:

The Tenant	The Company

SPECIAL TERMS AND CONDITIONS APPENDIX

1.
The Company warrants that it intends erecting in the area of the Science Industries Park in Haifa, including the area known as Matam West (hereinafter referred to as "the Centre") a building of a total area of approx. 5,000 square metres (hereinafter referred to as "the planned building") which shall be built on the basis of a specification that shall be agreed between the parties and which shall not be inferior to the specification of building 30 and building 23 which were built by the Company in the Centre.

The location of the planned building shall be determined by Matam within Matam West Park, by consent with Zoran—and Zoran shall not object to the location on unreasonable grounds.

2.
The Tenant warrants that it wishes to rent an area of approx. 2,500 square metres in the planned building for a term of seven years, commencing at the end of the tenancy term in respect of the premises in building 30, i.e. commencing from 15th May 1999.

3.
It is hereby agreed that the location and size of the planned building shall be determined by the Company in its discretion, having regard to the Tenant's requirements.

4.
It is further agreed between the parties that:

4.1
The Tenant shall notify the Company in writing by 15th May 1997 if it wishes to increase or reduce the area which it shall rent in the planned building by 500 metres.

4.2
The Tenant may sub-let an area of up to 40% and not more than 1,000 square metres of the area which it shall rent in the planned building for a period of up to                                                           ; however, it is hereby expressed that a sub-tenancy as aforesaid shall be conditional upon obtaining the Company's prior written approval and to fulfillment of the terms and conditions set forth below:

4.2.1
The Tenant shall give a written prior undertaking to the Company's satisfaction that it shall remain liable for the performance of all its obligations to the Company, including pursuant to the tenancy agreement and the appendices thereto, that it shall be liable for all the acts and/or omissions of the sub-tenant, and that the sub-letting of the premises and/or any part thereof by it shall not howsoever derogate, directly or indirectly, expressly or impliedly, from the Tenant's obligations to the Company pursuant to the tenancy agreement and the appendices thereto.

4.2.2
The Tenant shall give the Company written approval from its parent company                             that it agrees to the Tenant sub-letting the premises and/or any part thereof and that it is aware and agrees that the guarantee which it has given for the performance of the Tenant's obligations pursuant to the tenancy agreement shall remain in force unaltered and that the sub-letting shall not howsoever derogate from its obligations and/or the Tenant's obligations vis-a-vis the Company as provided in the tenancy agreement and the appendices thereto.

For the avoidance of doubt, it is hereby expressed that the collaterals that the Tenant shall give the Company, including the guarantee of the parent company, shall serve to secure the obligations of the Tenant and the sub-tenant.

4.2.3
The sub-tenant may not transfer and/or assign and/or charge its rights in the premises to any other entity.

4.2.4
The object of the sub-tenant and the nature of its activity accord, in the Company's exclusive discretion, with the normal activity in the Centre.

  4.3
  The remaining areas in the planned building that are not let to the Tenant shall be let to other entities in the Company's exclusive discretion. Letting to other entities as aforesaid shall be for a term of up to three years, and such being in order to enable Zoran's future expansion by the letting of additional areas in the planned building.

  Notwithstanding the above provisions in this sub-clause, it is hereby expressed that a decision regarding the entities to which the areas in the planned building should be let and for what period of time is within the Company's exclusive discretion.

  4.4
  It is agreed between the parties that the rent which the Tenant shall pay the Company for the rental of an area in the planned building or for the alternative premises (as defined in clause 6 below) shall be as provided below:

  4.4.1
  The monthly rent for each 1 square metre of the area of the premises in the planned building or in the alternative premises, as the case may be, shall be $12.74 (twelve US dollars and seventy four cents) together with due VAT and linkage to the index (with the base index being the index for February 1996), as follows:

  4.4.1.1
  the rent for 1,330 square metres shall be linked, from the commencement of the tenancy term and until 15th May 2003, to the rate of the dollar together with CPI linkage;

  4.4.1.2
  in respect of the entire area rented that is in excess of 1,330 square metres, the rent shall be linked to the Consumer Price Index in Israel, with the base rate of exchange being NIS 3.11 per US$1;

  4.4.1.3
  the rent for 1,330 square metres of the area of the premises, as provided in sub-clause 4.4.1 above, shall, commencing from 16th May 2003, be identical to the average of the rent for the area of the premises in excess of 1,330 square metres in accordance with the provisions of sub-clause (2) and the rent in NIS in May 2003 computed pursuant to clause (1).

5.
The Tenant hereby warrants that it is aware and agrees that the Company is not undertaking to erect the planned building and that it does not and shall not have any complaints and/or claims against the Company in such regard.

The Tenant further warrants that it is aware that the decision on the planned building's erection is conditional, inter alia, on obtaining the approval of the Company's board of directors and on obtaining approvals from the various competent authorities.

6.
The parties hereby agree that if the planned building is not erected for whatsoever reason, the Company shall let to the Tenant, and the Tenant shall rent from the Company, alternative premises of an area of approx. 1,330 square metres the specification whereof shall be of a standard similar to that existing in the premises in building 30 mutatis mutandis (hereinafter referred to as "the alternative premises").

The alternative premises shall be let to the Tenant for a period commencing from 16th May 1999 and ending on 15th May 2003.

7.
It is hereby agreed that all the other terms and conditions of the tenancy agreement that shall be executed between the parties regarding the area in the planned building or the alternative premises, as the case may be, shall be in accordance with the terms and conditions of the agreement executed between the parties regarding the rental of an area in the building known as building 30 in the Centre, mutatis mutandis.

AS WITNESS THE HANDS OF THE PARTIES:

The Company	The Tenant

ADDENDUM TO UNPROTECTED TENANCY AGREEMENT

Entered into and Signed on the 31st Day of the month of October in the Year 2004

Between:

MATAM, Haifa Industrial Data Center Ltd.
Private Company No. 51-068740-3
("the Company")

on the one hand

and:

ZORAN Microelectronics Ltd.
Private Company No. 51-094944-9
("the Tenant")

on the other hand

Whereas	and in conformance with the Unprotected Tenancy Agreement dated 16.9.1998 (complete with all Annexes and Addenda thereto), the Tenant is renting from the Company areas in the ground, 2nd, 4th and 5thfloors in the edifice known as Building 30 in the Haifa Industrial Data Center ("the Original Agreement" and "the Premises"), as specified under the Original Agreement;
and whereas
Tenant wishes to hire from the Company the 3rd floor in the building ("the Floor") with a gross area of 1,342 m2, in order to increase the rented Premises, all with the consideration and conditions specified hereinafter under the present Addendum;
and whereas	the Company agrees to increase the Premises by adding the Floor, all with the consideration and conditions specified hereinafter under the present Addendum;
and whereas
the Tenant and the Company wish to enter into a new Tenancy Agreement, in the context of which the Company shall build a new building at the Haifa Industrial Data Center (hereinafter: "the New Premises") and rent it out to the Tenant, thus instead of the Premises—all as the Parties shall agree upon in the context of the new contractual agreement;

THE PARTIES HAVE THEREFORE STIPULATED, DECLARED AND AGREED AS FOLLOWS:

1.
Preamble and Annexes:

  The preamble and annexes to this Addendum constitute an integral part thereof.

2.
Premises Increased Area:

2.1
It is hereby declared that the holding of a 671 m2 area within the floor area was delivered to the Tenant on 1.11.2004, whereas holding of an additional 671 m2 area within the floor was delivered to the Tenant on 28.11.2004;

2.2
It is also declared that the Floor was delivered to the Tenant as free of any man and object and "as is", in the state it was received from the occupants who held it prior to delivery to the Tenant, and the Tenant has, nor will they have, any claim and/ or complaint and/ or demand from the Company in respect thereof, except claims concerning hidden flaws and/ or defects which could not be detected in the course of a reasonable inspection and/ or inspection performed by the Tenant;

2.3
Upon delivering holding of the Floor and/ or any part thereof to the Tenant, the Floor and/ or any part thereof was added to the Premises area, and all Tenant's obligations under the provisions of the Original Agreement shall apply, with the obvious changes relating to the Premises area in the added Floor or part thereof (together, the Premises and the Floor shall hereinafter be referred to as: "the Increased Premises"), including, and without prejudice to the generalities stated regarding the Tenant's liability, increased rental and sureties as specified hereinafter, increased payments for taxes, charges, increased Insurance coverage, and such.

3.
Adjustment works:

3.1
It is explicitly agreed that all the works to adjust the Floor (design and performance) shall by performed by the Tenant and at their cost and under their liability (negating the Company's liability).

  All the adjustment works shall be performed by the Tenant, only after and subject to receiving the Company's agreement for such works, in writing and in advance. The Company shall not withhold its agreement to the Tenant's works unless for reasonable causes of damage to the construction and/ or external wraparound and/ or the electronic system and/ or building security. The Company shall approve the Tenant's designs within 14 days from their being submitted. To avoid any and all doubt, receipt of the Company's approval of the adjusting works shall not impose any liability whatsoever on the Company concerning these works and/ or prejudice the Tenant's responsibility for the adjustment works;

3.2
Under the Law, the Tenant's is responsible for any bodily injury and/ or damage to property of any kind and type whatsoever that may be caused to any person and/ or the Premises and/ or the Floor and/ or the contents thereof resulting and/ or relating to the adjustment works inasmuch as they are caused and/ or have occurred following an act of negligence and/ or failure on the part of the Tenant and/ or whomever on their behalf.

  Tenant is under the obligation to avoid as much as possible causing nuisances that could prevent the other building occupants from reasonable using their own premises.

  Tenant is under the obligation to insure the adjustment works performance, in conformation with the Insurance Annex attached as Annex J to the Tenancy Agreement in relation to the new building;

3.3
Tenant is under the obligation to arrange, at its own expense, for obtaining the licenses required and/ or that shall be required by Law, inasmuch as those exist, for performing the adjustment works on their own and/ or by whomever on their behalf in the building;

3.4
It is hereby agreed that any completion or addition to be performed in the Increased Premises, as stated hereinabove at the Tenant's expense, shall become the Company's property, beginning on the vacation date from the Increase Premises, thus in the event that the addition or alteration comply with the definition "connected" as defined under the 1969 Law of Properties, with the exception of end equipment which is the Company's property;

3.5
The Company is under the obligation to participate in the adjustment works performance cost, up to amount equal in NIS. to US$ 60 per m2 of the Floor area ("Participation Fees"). The said Participation Fees shall be paid to the Tenant for performing additions to interior finish and completion works, including sprinklers, partitions, acoustic ceilings doors, carpets, lighting, electric infrastructure, communication infrastructure (conduits and inspection pipes), flooring, painting, air conditioning, design, management and supervision costs, and such. To avoid any and all doubt, the Participation Fees shall not be paid for furniture, communications (except for infrastructure) and all Tenant's other specific equipment.

  The Company shall pay the Participation Fees to the Tenant against approved contractors' invoices. Payment shall be effected under current + 30 terms;

3.6
The Company is under the obligation to perform under its responsibility and at its cost, renovation works on the building, in conformance with the specifications under Annex A to the present Addendum.

2

4.
Tenancy:

4.1
The Tenancy in the Premises shall be extended and it shall last until the end of 10 (ten) days from the actual delivery date of the building that shall be erected at the MATAM Industrial Park by the Company for the Tenant, as defined under the provisions of the Tenancy Agreement relating the new building and shall be signed by the Parties.

  Delay of up to 10 (ten) days in vacating the Increase Premises by the Tenant shall not be considered as a breach of the Original Agreement and/ or the present Addendum;

4.2
Tenancy of the Floor shall commence on the date of delivery the holding of any part thereof to the Tenant, as specified under sub- clause 2.1 hereinabove, and shall also last until the Tenancy completion date in the Premises, as specified under sub- Clause 4.1 hereinabove.

5.
Parking:

  In the context of adding a Floor as stated hereinabove, the Company shall allocate to the Tenant and for the entire Tenancy' 9 (nine) assigned parking places in addition to the assigned parking places that were allocated to the Tenant under the provisions of the Original Agreement, at the same terms defined under the Original Agreement. It is clarified that the overall number of assigned parking places shall stand on...... parking places.

6.
Rent:

6.1
On account of the Floor and/ or any part thereof, the Tenant shall pay to the Company, beginning on the holding delivery date as specified under the provisions of sub- Clause 2.1 hereinabove and throughout the Tenancy and on account thereof, a monthly rent equal in NIS. To US$ 10.40 for every 1 m2, with the addition of VAT according to the Law;

6.2
Beginning on 1.6.2005 and until the Tenancy termination date, the Tenant shall pay to the Company, on account of the entire Increased Premises, a monthly rent equal in NIS. To US$ 10.40 for every 1 m2 of the Increased Premises area, with the addition of VAT according to the Law. For avoidance of any doubt, it is clarified that the rent according to sub- Clause 6.1 hereinabove do not come in addition to the rent defined under this sub- Clause, rather they are absorbed within and constitute a part thereof;

6.3
The said rent mentioned hereinabove shall be converted to NIS (New Israeli Shekel) at the time of signature on thee present Addendum, and they shall bear linkage differentiation to the Consumer Price Index, in conformance with the ratio between the Index known on the said signature date and the last Index known at the date of actual execution of each and every payment;

6.4
Subject to the alterations mentioned hereinabove, all the provisions under the Original Agreement shall apply to the monthly rent, including with regard to payment date and execution mode.

7.
Guarantees:

  To ensure the implementation of every one of the Tenant obligations under the Original Agreement, including the present Addendum, the Tenant shall—upon signature of this Addendum—increase the sureties that were given by them to the Company on account of the Original Agreement, in a relative manner to the increase of premises.

8.
General:

8.1
Whenever in this Addendum any amount in US Dollars was stated, it was meant for convenience only. Upon signature of this Addendum, the amounts mentioned in US Dollars shall be converted into NIS (New Israeli Shekels) according to the Dollar currency rate at the time of signature, meaning NIS. 4.468 for every US$ 1;

3

8.2
It is explicitly agreed that every provision under the Original Agreement, inasmuch and as much as they were modified under the present Addendum, shall remain valid, without changes and shall obligate both Parties with all its implications;

8.3
In the event of any contraction among the Original Agreement provisions and those under this Addendum, the latter shall prevail.

IN WITNESS THEREOF, THE PARTIES HAVE SIGNED AS FOLLOWS:

The Company	The Tenant

4

REF: F:/ZORAN/TENANCY APP./SM/29/11/99
[TRANSLATED FROM THE HEBREW]

APPENDIX ADDENDUM
TO UNPROTECTED TENANCY AGREEMENT OF 16.9.97

Made and signed on the                             day of                                                           1999

Between:	Matam—Haifa Information Industries Centre Ltd PC 51-068740-3 (hereinafter referred to as "the Company")
of the one part
And:	Zoran Microelectronics Ltd PC 51-094944-9 (hereinafter referred to as "the Tenant")
of the other part
Whereas
in accordance with the unprotected tenancy agreement executed on 16th September 1997 (together with the appendices thereto), the Tenant is renting from the Company an area on the fifth floor and an area on the ground floor in a building known as building 30 (hereinafter referred to as "the building") in the Haifa Information Industries Centre (hereinafter referred to as "the agreement" and "the premises" respectively), all as provided in the agreement and the appendices thereto;
And Whereas
the building contains an area which is located on the sixth floor as outlined in green on the drawing annexed hereto as appendix "A" and constituting an integral part hereof, including equipment which was installed therein by the Company (hereinafter referred to as "the additional area");
And Whereas
the Tenant wishes to rent the additional area from the Company in order that it be added to the area of the premises and to extend the tenancy term, for the consideration and on the terms and conditions set forth below;
And Whereas
the Company agrees to the increase of the premises by the addition of the additional area and to the extension of the tenancy term, for the consideration and on the terms and conditions set forth below;

Accordingly, it is provided, warranted and agreed between the parties as follows:

1.
Recitals and Appendices

The recitals and appendices hereto constitute an integral part hereof.

2.
Increase of The Premises

2.1
The additional area shall be added from 1st February 2000, subject to the Company's obligation as provided in clause 3.1 below, to the area of the premises and all the parties' obligations pursuant to the agreement (as defined above), save for clause 5(a) (with regard to the tenancy term) shall apply mutatis mutandis to the area of the premises with the addition of the additional area (the premises and the additional area shall hereinafter jointly be referred to as the "increased premises"), including, and without derogating from the generality of the aforegoing, with regard to the Tenant's liability, increase in the contribution towards the dining room expenses and management and maintenance of the common areas, increase in the payments of taxes and levies, increase in the insurance cover and the like.

  Without derogating from the aforegoing, and for the avoidance of doubt, it is hereby expressed that in consequence of the addition of the additional area to the area of the premises, the number of designated parking bays that shall be placed at its disposal shall be increased relative to the increase in the area of the premises, that is to say, the Tenant shall be entitled to receive from the Company, during the tenancy term, a right to use a further nine designated parking bays on the same terms and conditions as laid down in the agreement.

  It is agreed that the tenancy term in respect of the increased premises shall come to an end on 31st May 2005 and not as provided in clause 5(a) of the agreement.

  2.3
  For the avoidance of doubt, it is hereby expressed that the area of the "additional area" (as defined above) for the purpose of computing the amount of the rent and the other payments for which the Tenant is liable pursuant to the agreement and this addendum, is the gross area of the "additional area", that is to say, 1,342 square metres, including the Tenant's proportional part of the common areas.

  The monthly rent which the Tenant shall pay in respect of the rental of the additional area shall be in a sum of US$12.74 for every square metre of the additional area for the purpose of payment of the rent together with due VAT and linkage as provided in clause 7(c)(1) of the agreement. The monthly rent in respect of the additional area shall be paid by the Tenant at the times and in the manner mentioned in clause 7 of the agreement.

3.
Organisation and Execution of The Tenant's Works

3.1
The Company is granting the Tenant and Tenant is receiving from the Company a right to use the additional area two months prior to the date of delivering possession of the additional area, that is to say, for a period from 1st December 1999 until 1st February 2000 (hereinafter referred to as "the organisation period"). In the organisation period the Tenant's status in the additional area shall be that of borrower pursuant to the Hire and Loan Law, 5731-1971; however, subject to the Tenant's performance of all its obligations pursuant to the agreement and this addendum, the Company may not cancel its obligation to grant the organisation period.

The Tenant acknowledges that the user right granted to it in the organisation period is limited solely to the execution of the Tenant's works in the additional area for the purpose of adapting it to its requirements and that in the organisation period it may not make any other use of the additional area.

In the organisation period all the provisions of the agreement, save for the obligation to pay rent, shall apply to the Tenant in relation to the additional area, mutatis mutandis.

3.2
It is hereby agreed that in the organisation period the Tenant shall execute, at its expense and liability, the Tenant's works specified in appendix "C" hereto in accordance with detailed plans that shall be prepared by the Tenant pursuant to the aforementioned appendix and which shall be submitted for the Company's prior written approval.

The Company shall approve and/or respond to the aforementioned detailed plans within seven days of receiving them. The Company warrants that it shall not object to the plans on unreasonable grounds.

Once the Company has approved the detailed plans, the Tenant may commence executing the Tenant's works.

The Company shall participate in financing the cost of executing the Tenant's works specified in appendix "C" pursuant to the plans approved by it as provided above (hereinafter referred to as "the finishing works"), which shall be executed by the Tenant, in an amount not exceeding a sum in NIS equal to US$200 (two hundred US dollars) for every square metre of the additional area gross (as specified above in sub-clause 2.3), in accordance with the representative rate of the US dollar last known on the date of the parties' execution hereof together with VAT and linkage to the building inputs index from the index last known on the date of the parties' execution hereof until the index last known on the date of effecting any payment of the contribution.

  The contribution towards financing the cost of executing the Tenant's works shall be paid to the Tenant on the terms and conditions and at the times specified below in sub-clause 3.3.

  3.3
  The Company shall pay the aforementioned contribution in instalments (to the Tenant and/or to a third party on its behalf pursuant to its written instruction) in accordance with the actual progress of the Tenant's works, within 30 days of receiving any invoice (interim and/or final) approved by the Tenant attesting to the expenses incurred by the Tenant in the execution of the Tenant's works.

  No later than the end of 90 days from the end of the execution of the Tenant's works, the Tenant undertakes to send the Company a report certified by an auditor confirming that the expenses in respect of which the Company will be requested to pay a contribution to the Tenant were indeed incurred by it in the actual execution of the Tenant's works.

  3.4
  During the organisation period, the Tenant shall execute the Tenant's works using experienced and qualified tradesmen and professionals after receiving, in addition to the aforegoing, all the approvals required therefor, to the extent necessary, from the competent authorities and after furnishing an engineer's certificate that the Tenant's works are not such as to cause irreversible damage to the additional area.

  3.5
  In order to clarify matters, it is agreed and warranted by the parties that the Company's approval as mentioned above and below in this clause is not such as to impose on the Company, directly and/or indirectly, expressly or impliedly, any liability in relation to the quality of the Tenant's works and/or their compliance with the conditions of the permit, the Israeli standard and/or the manner of their execution and full liability in respect thereof shall be borne by the Tenant and the Tenant hereby waives any plea and/or claim vis-a-vis the Company in such regard.

  3.6
  The Tenant shall act to the best of its ability to minimise disturbances and/or nuisances to the occupants of the building as a result of the Tenant's works.

  3.7
  The Tenant may not store or leave materials and/or equipment and/or waste outside the additional area without the Company's prior written approval.

  3.8
  The Tenant may not execute other works in the additional area that are not the Tenant's works pursuant to the specifications (appendix "C"), save with the Company's prior written approval. The Company shall not refuse the Tenant's request to execute other works as aforesaid on unreasonable grounds.

  3.9
  The Tenant shall be liable for any damage or loss occasioned, if at all, directly or indirectly, in the course and/or in consequence of the execution of the Tenant's works to any person and/or property and/or the additional area and/or the Centre and/or their surroundings and/or contents. Without prejudice to the generality of the aforegoing, in such regard the approval of the specifications by the Company shall not impose any obligation or liability on it, [and] shall not constitute a waiver of any right of the Company, and the Tenant hereby exempts the Company from any liability in connection with approval of the specifications (appendix "C") and/or deriving from such approval.

  3.10
  The Tenant undertakes to repair any damage and/or loss occasioned in consequence of the execution of the Tenant's works to the additional area and/or the building and/or the Centre or their contents or to works executed on other premises or the common areas within a reasonable time in accordance with the type of the damage. If the Tenant does not act as aforesaid—the Company may, after giving the Tenant written notice, immediately effect the necessary repairs instead of the Tenant and at its expense, and the Tenant shall indemnify the

    Company immediately upon demand in respect of any expense borne by the Company in effecting the repair as aforesaid, together with handling fees at a rate of 20% (twenty percent).

  3.11
  Without derogating from the Tenant's liability as provided in clauses 3.9 and 3.10 above, the Tenant undertakes to insure the Tenant's works, at its expense, from the date of the organisation period's commencement until completion of the execution of the Tenant's works in the additional area or until the date of delivering possession of the additional area, whichever is the later. The Tenant undertakes to comply with all the insurance company's requirements, if any, in respect of the execution of the Tenant's works, including—but without derogating from the generality of the aforegoing—with regard to safety measures and facilities, the composition of materials and the like.

  The provisions of clause 12 of the agreement shall apply to the manner of issuing the aforementioned policy and the format thereof, mutatis mutandis.

  3.12
  It is expressly agreed that, subject to the performance of the Company's obligation as provided in sub-clause 3.1, the execution of the Tenant's work shall not be such as to postpone the date of delivering the additional area and that even if the Tenant does not complete the execution of the Tenant's works, for any reason, the Tenant shall be bound, from the date of delivering the additional area and throughout the tenancy term, by all its obligations in relation to the increased premises pursuant to the agreement and this addendum, including the obligation to pay rent.

  3.13
  In the event that the Tenant does not perform, in the organisation period, any of its obligations and/or does not make any of the payments which it owes pursuant to the terms and conditions of the agreement and this addendum in the organisation period, all or any of them, such shall constitute a fundamental breach of the agreement and this addendum and the Company may, subject to giving the Tenant written notice of the breach, and the breach is not rectified by the Tenant within 14 days of the notice's receipt, act in its exclusive discretion as follows:

  3.13.1
  Postpone the commencement of the tenancy Term in respect of the additional area until the performance of the Tenant's obligations and the making of all the payments which it owes; however, the Tenant shall be liable to perform all its obligations pursuant to the agreement and the addendum in full as though the additional area had been delivered to it on the date of commencement of the tenancy term in respect of the additional area specified in this addendum, all without derogating from any other relief to which the Company shall be entitled pursuant to the agreement and the addendum and/or at law.

  3.13.2
  Notify the Tenant of the addendum's termination, of the completion of the organisation period and evict it from the additional area immediately, without the need for any warning.

  It is agreed and warranted by the parties that if, notwithstanding the Company's eviction notice, the Tenant and/or anyone on its behalf remains in the additional area, such shall be by way of trespass, and it shall be estopped from doing any act against the Company and/or from making any plea against it, if the Company takes any steps in order to remove the Tenant from the additional area and regain full possession thereof.

  The Tenant shall not be entitled to any compensation and/or restitution in respect of expenses borne by it in the execution of the Tenant's works and/or any amount paid by it in the organisation period.

  3.14
  The provisions of this clause 3 with regard to the Tenant's obligations are in addition to and do not derogate from the Tenant's obligations pursuant to the agreement and the addendum and they shall not derogate from any other and/or further right and/or relief vested in the Company pursuant to the agreement and/or the addendum and/or at law.

4.
Early Vacation of The Building's Ground Floor

4.1
It is hereby agreed that in consequence of the delivery of the additional area to the Tenant, as provided above in clause 2, the Tenant may, during the tenancy term, vacate the ground floor area of a size of 304 square metres, which constitutes part of the increased premises (hereinafter referred to as "the ground floor area"), subject to the fulfilment of all the following cumulative conditions:

4.1.1
The Tenant shall give the Company at least 30 days' written notice of its intention to vacate the ground floor area.

4.1.2
In consideration for the Company's consent to curtail the tenancy term in respect of the ground floor, insofar as it relates to the ground floor alone, and as a condition therefor, the Tenant shall pay the Company a sum in NIS equivalent to four months' rent for the ground floor area for the purpose of paying rent (that is to say, the gross ground floor area, including the Tenant's proportional part, in connection with this area, of the common areas) together with due VAT. The aforementioned amount shall be paid to the Company by the Tenant from the date of the Tenant's notice as provided above in sub-clause 4.1.1 in four instalments at the times prescribed in the agreement (including this addendum) for payment of the rent in respect of the increased premises and the linkage conditions laid down in the agreement, including this addendum, shall apply in respect of the aforementioned payments.

If the area of the premises is reduced as aforesaid, the provisions of clause 2 shall be amended accordingly.

5.
Collateral

5.1
To secure the performance of all the Tenant's obligations pursuant to the agreement, including this addendum, the Tenant is depositing with the Company (in addition to the collateral which it gave the Company pursuant to the agreement, which shall continue to remain in force until the end of the tenancy term in respect of the increased premises), at the time of the execution hereof and as a condition therefor, the following collateral:

5.1.1
A blank promissory note in a sum of US$40,000 (forty thousand US dollars) to the order of the Company, payable upon demand, signed by the Tenant (hereinafter referred to as "the note"), and all the provisions of clause 10(a) of the agreement shall apply in respect of the aforementioned note.

5.1.2
In addition, the Tenant shall give the Company written confirmation, to the Company's satisfaction, from the parent company Zoran Corporation confirming that it is familiar with the provisions of this agreement and that it agrees thereto and that the guarantee given by it in accordance with the provisions of clause 10(b) of the agreement shall apply to all the Tenant's obligations pursuant to the agreement, including this addendum, and that this addendum is not such as to howsoever derogate from the guarantee given by it.

6.
The Third Floor of The Building

It is agreed that if by 1st June 2000 Aurec vacates the third floor of the building, the Tenant shall have a right of first refusal to rent this area from the Company (in addition to the increased premises) for the balance of the tenancy term, as follows:

6.1
The Company shall approach the Tenant with an offer to rent the third floor of the building, stating the price, terms and conditions required which shall be identical to the terms and conditions offered to a third party.

If the Tenant does not notify the Company in writing of its wish to exercise the said right of refusal on the terms and conditions specified in the offer, within 10 days of the Company's approach, the Company shall be entitled to offer the third floor of the building to any third party, at a price and on terms and conditions not better than those stated in the offer to the

    Tenant, and the Tenant does not and shall not have any pleas and/or claims and/or demands vis-a-vis the Company in such regard.

  6.2
  For the avoidance of doubt, it is hereby expressed that the Tenant's aforementioned right of refusal is for a limited term ending on 1st June 2000 and the Tenant hereby warrants that it does not and shall not have any pleas and/or claims and/or demands vis-a-vis the Company in such regard.

7.
General

It is expressly agreed that all the provisions of the agreement insofar as and to the extent not altered by this addendum shall remain in force without change and shall bind the parties for all intents and purposes.

AS WITNESS THE HANDS OF THE PARTIES:

(Signed and Stamped) The Company	(Signed and Stamped) The Tenant

APPENDIX "C"—TECHNICAL SPECIFICATION

A.
Division into offices with single membrane plaster board [?] (width 10 cms with 2" rockwool insulation) of a height of up to 3 metres in a quantity of 440 metres in length.

B.
Doors, wooden 50% with top coat colour at the architect's election, 30 units.

C.
Carpet. Basic price per carpet: $15/sq.m. including panel and laying down the carpet.

D.
Demolition and removal works.

E.
Electricity and telephone:

            60 power points + with a group of three outlets at each point.

            60 telephone points.

            60 computer points (preparation only).

F.
Sprinklers: adaptation of sprinkler location.

G.
Air conditioning: adaptation of location of Nachshon blower units.

H.
Fiber acoustic ceiling with 60/60 measurements including [?] recessed units on the entire floor.

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  Exhibit 10.36
AGREEMENT
AS WITNESS THE HANDS OF THE PARTIES
APPENDIX "I" ADDENDUM TO THE TENANCY AGREEMENT DATED
AS WITNESS THE HANDS OF THE PARTIES
SPECIAL TERMS AND CONDITIONS APPENDIX
AS WITNESS THE HANDS OF THE PARTIES
ADDENDUM TO UNPROTECTED TENANCY AGREEMENT
APPENDIX ADDENDUM TO UNPROTECTED TENANCY AGREEMENT OF 16.9.97
AS WITNESS THE HANDS OF THE PARTIES
APPENDIX "C"—TECHNICAL SPECIFICATION